授权委托协议书

Entrustment Agreement

本授权委托协议书（以下称“本协议”）由以下各方于          年               月___日在中华人民共和国深圳市签署：

This Entrustment Agreement (the “Agreement”) is entered into as of                   ,                  in Shenzhen, the People's Republic of China (the “PRC”) by and between:

委托方：李建隆，护照号码：              （下称“甲方”）

Grantor:  LEE Chien-Lung, with passport No. :                     (“Party A”)

受托方：

Grantee:

吴祖喜，身份证号码：

WU Zuxi, with ID card No. :

发林，身份证号码：

BU Falin, with ID card No. :

以上各自然人合称“乙方”）
(the aforementioned natural persons collectively the “Party B”)

各方经友好协商一致达成协议如下：

NOW, THEREFORE, through friendly consultation, the Parties hereby agree as follows:

一、授权基础及范围

Basis and Scope of the Entrustment

1.    本协议签署时，甲方持有佳日有限公司(Finest Day Limited,，以下称“佳日”）, 一家注册于英属维尔京群岛的公司100%的股权（以下统称为“甲方股权”），佳日将通过一系列安排在一家境外证券交易所公开上市并融资。

Party A holds 100% equity interests of Finest Day Limited, a company registered in British Virgin Islands (hereinafter referred to as “Finest Day”) (hereinafter referred to as “Party A’s Shareholding”) at of the date hereof, which will consummate the listing and equity financing in an offshore stock exchange market through a series of arrangements.

2.    各方同意，甲方以其所直接或间接持有的佳日，巨富控股有限公司(Immense Fortune Holdings Limited)，一家注册于英属维尔京群岛的公司，捷旺集团有限公司(Legend Media Holdings HK Limited)，一家注册于香港特别行政区的公司（合称“集团公司”）的股权权益为基础，并将促使集团公司履行本协议之下的责任和条款，授权乙方作为其代理人在本协议规定的范围内经营管理集团公司。

The Parties agree that based on the equity interest in Finest Day, Immense Fortune Holdings Limited, a company registered in British Virgin Islands and Legend Media Holdings HK Limited, a company registered in Hong Kong Administrative Region of the PRC, (hereinafter, collectively, referred to as the “Group Companies” and each a “Group Company”) held, directly or indirectly, by Party A, Party A entrusts Party B to manage the Group Companies to the extent provided in the this Agreement as the agent of Party A.  Party A shall also procure the Group Companies to perform the obligations and provisions hereunder.

3. 甲方和乙方现确认，甲方就甲方股权不可撤销地授权乙方作为甲方排他的代理人，全权代表甲方行使如下权利：

The Parties confirm that, Party A hereby irrevocably authorizes Party B to act on behalf of Party A, as the exclusive agents with respect to all matters concerning Party A’s Shareholding, including the rights as below:

1）	出席各集团公司的股东会；

Attending the shareholders’ meeting of the Group Companies;

2）	在法律允许下行使法律对佳日及每一集团公司（合称为“公司”）或促使有关之公司行使章程规定甲方或其附属公司所享有的全部股东权和股东表决权，包括但不限于对公司增加、减少授权资本/注册资本、发行公司债券、公司合并、分立、解散、清算或变更公司形式、修改公司章程等进行决议、做出决定；

Exercising, or procure other relevant companies to exercise, all the shareholder’s rights and shareholder’s voting rights enjoyed by Party A or any of its subsidiaries under the laws and the articles of associations of Finest Day and each Group Company (collectively, the “Companies”) to the extent as permitted by applicable laws, including without limitation voting for and making decisions on the increase or reduction of the authorized capital/registered capital, issuing company bonds, merger, division, dissolution, liquidation of the Companies or change of Companies’ type, amendment to the articles of association of the Companies.

3）	指定和任命公司的法定代表人（董事长）、董事、监事、总经理以及其它高级管理人员等。

Designating and appointing the legal representatives (the chairman of the Board), directors, supervisors, general managers and other senior officers of the Companies.

三、协议期限

Agreement Period

委托经营授权的期限为自2008年9月17日起10年。有关于2008年9月17日之后乙方所作的一切有关与本协议项下的经营管理行为，甲方确认有效。在委托经营期限内除非经各方一致同意否则任何一方无权解除或终止此协议，法律另有规定除外。

The Entrustment Period commences on September 17, 2008 and shall be effective within a period of 10 years.  Any and all management activities within the entrustment scope hereunder conducted by Party B from September 17, 2008 shall be ratified by Party A. During the Entrustment Period, except as otherwise provided by applicable laws, this Agreement shall not be rescinded or terminated by any Party unless agreed upon by both Parties.

三、进一步保证

Further Guarantee

各方同意于签订此协议后，若按有关之法律法规须再另行签订其它文件以全面达致本协议项下之条款，则各方均有责任促使该等文件之签订。

The Parties hereby agree that, after the execution of this Agreement, if it is necessary to execute any other documents to fully implement the provisions hereof as may be required by applicable laws and regulations, the Parties shall procure the execution of such documents.

四、一致行动：

Act In Concert

乙方同意并确认，他们将在行使本协议项下所授予权利（包括但不限于投票权）时一致行动。

Party B hereby agrees and confirms that each of them shall act in concert with one another when exercising all of their rights (including but not limited to the voting rights) authorized to them in this Agreement.

五、适用法律和文本：

Applicable Laws and Language

本协议的有效性、解释、执行及履行和争议解决应适用中华人民共和国香港特别行政区法律。若中英文有歧义以英文为准。

The validity, interpretation, implementation, performance and dispute resolution of this Agreement shall be governed by the laws of the Hong Kong Special Administrative Region of the PRC.  In case there is any conflict between the Chinese version and the English version of this Agreement, the English version shall prevail.

六、争议的解决：

Dispute Resolution

（a）	协商和仲裁

     Consultation and Arbitration

在发生因履行本协议而引起的或与本协议有关的争议时，双方应首先通过友好协商解决争议。如果争议在一方送交书面要求开始协商的通知后60天内未能解决，任何一方可按照下列规定将争议提交仲裁；

Any dispute arising out of the performance of this Agreement or relating to this Agreement shall be primarily resolved by friendly consultation.  If the dispute can not be resolved within 60 days after one Party sends a written notice demanding the commencement of consultation, either Party may submit the dispute for arbitration in accordance with the following provisions:

（1）仲裁应在香港国际仲裁中心按照该中心的仲裁规则进行，仲裁员为一名；

The arbitration shall be performed in Hong Kong International Arbitration Center and in accordance with its arbitration rules; there shall be one arbitrator.

（2）仲裁裁决是不可上诉的，如果仲裁裁决提交法庭接受或执行，双方放弃反对的权利，包括法庭所在地司法接受的豁免权。仲裁裁决是终局的，并对双方有约束力，双方同意受该裁决约束，除非仲裁员另行裁定，否则仲裁的费用应由败诉方承担。

The arbitration award is unappealable. If the arbitration award is submitted to the court for recognition or enforcement, both Parties shall give up the rights to oppose, including immunity of judicial recognition in the place where the court located.  The arbitration award is final and binding upon both Parties, who agree to be bound by the arbitral award. The cost of arbitration shall be borne by the losing party unless determined otherwise by the arbitrator.

（b）持续的权利和义务

Continuous Rights and Obligations

当产生任何争议及任何争议正在仲裁庭仲裁时，除争议事项外，双方应继续行使其剩余的相关权利，履行其本协议项下的其它义务。

When any dispute arises or is under arbitration of the arbitration tribunal, except for the matters in dispute, both Parties shall continue to exercise their remaining relevant rights and perform their other obligations under this Agreement.

七、保密责任

Confidentiality Obligation

各方承认及确定彼此就有关本协议而交换的任何口头或书面数据（含本协议内容）均属机密数据。各方应当对所有该等数据予以保密，而在未得另一方书面同意前，不得向任何第三者披露任何有关资料。

Both Parties acknowledge and confirm that any oral or written materials (including this Agreement) exchanged with respects to this Agreement are confidential materials.  Each Party shall keep confidentiality of all such material and shall not disclose any relevant material to any third party without the other Party’s prior written consent.

八、协议的生效

Validity of this Agreement

本协议一经各方签署，视为自2008年9月17日起生效，一式四份，各方各持一份，佳日留存一份，具有同等法律效力。

Upon execution, this Agreement shall be deemed to come into force since September 17, 2008.  This Agreement should be executed in four copies. Each Party and Finest Day hold one copy.  Each copy has equal legal enforceability.

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本授权委托协议书并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized reprehensive to execute this Entrustment Agreement as of the date first written above.

甲方：李建隆

Party A: LEE Chien-Lung

签署：/s/ Lee Chien-Lung

By:

乙方：

Party B:

吴祖喜
WU Zuxi

签署：/s/ Wu Zuxi

By:

见证人/Witness:

卜发林
BU Falin

签署：/s/ Bu Falin

By:

见证人/Witness: